Business and Organization	12 Months Ended
Dec. 31, 2012
Business and Basis of Presentation
Nature Of Operations

Note 1. Business and Organization

CPA®:16 – Global is a publicly owned, non-listed REIT that invests primarily in commercial properties leased to companies domestically and internationally. As a REIT, we are not subject to U.S. federal income taxation as long as we satisfy certain requirements, principally relating to the nature of our income, the level of our distributions and other factors. We earn revenue principally by leasing the properties we own to single corporate tenants, primarily on a triple-net lease basis, which requires the tenant to pay substantially all of the costs associated with operating and maintaining the property. Revenue is subject to fluctuation because of the timing of new lease transactions, lease terminations, lease expirations, contractual rent adjustments, tenant defaults, and sales of properties. At December 31, 2012, our portfolio was comprised of our full or partial ownership interests in 498 properties, substantially all of which were triple-net leased to 144 tenants, and totaled approximately 47 million square feet (unaudited), with an occupancy rate of approximately 96.9%. In addition, we own two hotel properties for an aggregate of approximately 0.2 million square feet (unaudited). We were formed in 2003 and are managed by the advisor.

On May 2, 2011, CPA®:14 merged with and into CPA 16 Merger Sub based on the Merger Agreement, dated as of December 13, 2010 (Note 3). Following the consummation of the Merger, we implemented an internal reorganization pursuant to which we were reorganized as an UPREIT to hold substantially all of our assets and liabilities in the Operating Partnership, a Delaware limited liability company subsidiary (Note 3). At December 31, 2012, we owned 99.985% of general and limited partnership interests in the Operating Partnership. The remaining 0.015% interest in the Operating Partnership is held by a subsidiary of WPC.